UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 26, 2006
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31230 (Commission File Number)	06-1215192 (IRS Employer Identification No.)

700 Louisiana, Suite 4300, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 570-3200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release of May 26, 2006 regarding officer promotions
Press Release regarding promotion of Gary Sulik to VP, Manufacturing

Item 8.01 Other Events.
          On May 26, 2006, Pioneer Companies, Inc., a Delaware corporation (the “Company”), issued two press releases. The first press release announced certain officer promotions and organizational changes. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The second press release announced the promotion of Gary Sulik to Vice President, Manufacturing. A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit number	Description
99.1	Press Release of May 26, 2006 regarding officer promotions.

99.2	Press Release of May 26, 2006 regarding promotion of Gary Sulik to Vice President, Manufacturing.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER COMPANIES, INC.
By:	/s/ Gary L. Pittman
Gary L. Pittman
Senior Vice President, Chief Financial Officer

Dated: May 31, 2006

EXHIBIT INDEX

Exhibit number	Description
99.1	Press Release of May 26, 2006 regarding officer promotions.

99.2	Press Release of May 26, 2006 regarding promotion of Gary Sulik to Vice President, Manufacturing